Exhibit 10.7

AMENDMENT OF PROMISSORY NOTE

This Amendment No. 1 (this “Amendment”) to that certain Promissory Note (the “Note”), dated as of March 12, 2021 and entered into by Lazard Fintech Acquisition Corp. I, a Cayman Islands exempted company (the “Maker”), is entered into as of August 19, 2021 by and among the Maker and LFACo 1 LLC, a Delaware limited liability company (the “Payee”). Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Note.

RECITALS

1.    WHEREAS the Maker heretofore executed the Note on March 12, 2021 in favor of the Payee in aggregate principal amount of up to three hundred thousand U.S. dollars; and

2.    WHEREAS the Maker and the Payee desire to enter into this Amendment in accordance with Section 13 of the Note in order to amend the terms of the Note to extend the Maturity Date, subject to the conditions set forth herein.

AGREEMENT

NOW THEREFORE, in consideration of the promises and representations set forth herein, and for other good and valuable consideration, the parties hereby agree as follows:

1.    Amendment of the Note. Effective as of June 30, 2021, the reference to “June 30, 2021” in section 1 of the Note is hereby replaced with the text “December 31, 2021”.

2.    Continuing Force and Effect. Except as specifically modified by this Amendment, the Note shall continue in full force and effect. The Maker reaffirms all of its obligations, liabilities, duties, covenants, and agreements to and with the Payee pursuant to the Note and agrees that such obligations, liabilities, duties, covenants, and agreements shall continue in full force and effect and shall not be discharged, limited, impaired, or, except as provided in this Amendment, affected in any manner whatsoever.

3.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflicts of law provisions.

4.    Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto, their respective heirs, successors, legal representatives and assigns.

[remainder of page is intentionally blank; signature page follows]

WITNESS the due execution of this Amendment as of the date first above written.

LAZARD FINTECH ACQUISITION CORP. I, as the Maker

By:	/s/ Eyal Ofir
Name:	Eyal Ofir
Title:	Chief Executive Officer

LFACO 1 LLC, as the Payee

By:	/s/ Alexander Stern
Name:	Alexander Stern
Title:	Authorized Person

[Signature Page of Amendment to Promissory Note]